Exhibit 10.36

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of the 1st day of October, 2013, by and among the entities identified on the signature pages hereof as Buyer (individually and collectively, “Buyer”) and the entities identified on the signature pages hereof as Seller (individually and collectively, “Seller”).

RECITALS

Seller and Buyer entered into that certain Purchase and Sale Agreement dated July 24, 2013 (as amended pursuant to certain Seller Change Notices, the “Purchase Agreement”) with respect to the purchase and sale of the Properties more particularly described therein. The Purchase Agreement was further amended by that certain First Amendment to Purchase and Sale Agreement dated September 30, 2013 by and among Buyer and Seller (the “First Amendment” together with the Purchase Agreement, the “Original Agreement”). Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings set forth in the Original Agreement. Seller and Buyer desire to amend the Original Agreement on the terms and conditions set forth in this Amendment. The Original Agreement as amended by this Amendment is referred to herein as the “Agreement”.

AGREEMENT

In consideration of the mutual covenants and provisions of this Amendment and the Original Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.    Second Closing Properties; Third Closing Properties. Exhibit D to the First Amendment is hereby replaced in its entirety with Exhibit D attached hereto. Exhibit E to the First Amendment is hereby replaced in its entirety with Exhibit E attached hereto.

2.    Closing Excess Payment. Notwithstanding anything to the contrary in Section 8(c) of the First Amendment, the aggregate amount by which Seller’s Allocated Purchase Prices exceed the Buyer’s ACBs with respect to the First Closing and the Second Closing is $45,627,067.92, and the definition of “Closing Excess Payment” is hereby modified to mean $45,627,067.92 together with any interest earned thereon and net of investment costs. Buyer and Seller agree that Buyer shall pay an additional $566,450.51 to the Title Company at the Second Closing (which amount the Parties agree constitutes a portion of the Closing Excess Payment). The total of the Closing Excess Payment and the remaining Earnest Money after the Second Closing is $69,137,489.12.

3.    No Other Changes. The Original Agreement remains in full force and effect (including, without limitation, Section 11 of the Purchase Agreement (but subject to Section 9(d) of the First Amendment)) and, except as expressly provided in this Amendment, the First Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof, is unmodified. The Parties hereby ratify and re-affirm the Purchase Agreement, as amended by this

1

Amendment, the First Amendment and those certain Seller Change Notices delivered to Buyer prior to the date hereof.

4.    Entire Agreement. This Amendment constitutes the entire agreement between the Parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Seller and Buyer with respect to the subject matter of this Amendment.

5.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one agreement. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other Party. Counterpart copies of this Amendment may be delivered by telefacsimile or electronic mail, which shall have the same legal effect as originals.

6.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.

[signatures follow]

2

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first set forth above.

SELLER:

[see attached]

FATD-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President
FGT Holdings LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FSAAB LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CF Hopewell Core LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWDC LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FGECO LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP1-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP2-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-11 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-14 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-10 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-13 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-5 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-12 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-16 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-15 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FIGRYANH-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-8 LLC,

a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-5 LLC,
a Delaware limited liability company

By:    _____________________________
Name:
Title:

FP3-6 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FP3-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

LDVF2 Tierra LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFKRY LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBMFI LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FCHUX LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-1 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FFRP 1-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-H LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-F LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-2 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-3 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-4 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-7 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-8 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-9 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-22 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-23 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-24 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-25 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

CFCDS-26 LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DBFRAD LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FWAG LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 34, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 5000B, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 4100B, L.P.,
a Delaware limited partnership

By: First States Investors 4100B GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors GS Pool A, L.P.,
a Delaware limited partnership

By:    First States Investors GS Pool A GP, LLC,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 4044, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3076, LLC,
a Georgia limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2107, L.P.,
a North Carolina limited partnership

By: First States Investors 2107 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2105, L.P.,
a North Carolina limited partnership

By: First States Investors 2105 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2106, L.P.,
a North Carolina limited partnership

By: First States Investors 2106 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2102, L.P.,
a North Carolina limited partnership

By: First States Investors 2102 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2103, L.P.,
a North Carolina limited partnership

By: First States Investors 2103 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 2100, L.P.,
a North Carolina limited partnership

By: First States Investors 2100 GP, LLC,
a North Carolina limited liability company,
its general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
    Title: President

First States Investors 3151, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 3632, LLC,
a Florida limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 2550A, LLC,
a Delaware limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Investors 157, LLC,
a New Jersey limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 37, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 73, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

First States Properties No. 19, LLC,
a Pennsylvania limited liability company

By:    /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

BUYER:

ARC DB5PROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC DBPGDYR001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC DBPPROP001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC DB5SAAB001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC DBGWSDG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

ARC DBGESRG001, LLC,
a Delaware limited liability company

By:    /s/ Jesse Galloway
Name: Jesse Galloway
Title: Authorized Signatory

The undersigned hereby executes this Amendment to evidence its agreement to comply with all terms of the Agreement.
TITLE COMPANY:

STEWART TITLE GUARANTY COMPANY

By:    /s/ Regina Fiegel
Name: Regina Fiegel
Title: Senior Vice President
Date of Execution:    10/1/2013

Second Amendment to Purchase and Sale Agreement
Exhibit D

Exhibit D

Second Closing Properties

	Tenant (for reference purposes only)	State (for reference purposes only)	Address	City	State
1.	Community National Bank (Homebanc)		3701 W. Lake Mary Boulevard	Lake Mary	FL
2.	CVS Caremark	2372	3975 E. Thunderbird Rd	Phoenix	AZ
3.	CVS Caremark	2963	711 E. Indian School Rd	Phoenix	AZ
4.	CVS Caremark	10074	5995 E. Kings Canyon Road	Fresno	CA
5.	CVS Caremark	3055	38012 47th Street East	Palmdale	CA
6.	CVS Caremark	9823	1350 Florin Road	Sacramento	CA
7.	CVS Caremark	1027	372 West Main St	Norwich	CT
8.	CVS Caremark	304	101 N. Wabash Avenue	Lakeland	FL
9.	CVS Caremark	6360	1695 Highway 59	Mandeville	LA
10.	CVS Caremark	5441	4301 Airline Drive	Metairie	LA
11.	CVS Caremark	8266	2585 Leon C. Simon Dr.	New Orleans	LA
12.	CVS Caremark	5473	2103 Gause Boulevard East	Slidell	LA
13.	CVS Caremark	1189	405 Lincoln Street	Hingham	MA
14.	CVS Caremark	1001	1080 Eastern Ave	Malden	MA
15.	CVS Caremark	8236	1301 S. Belt Hwy	St. Joseph	MO
16.	CVS Caremark	7381	1703 Live Oak Street	Beaufort	NC
17.	CVS Caremark	7242	4201 Montano Road, NW	Albuquerque	NM
18.	CVS Caremark	5494	1510 Tramway Blvd., N.E.	Albuquerque	NM
19.	CVS Caremark	7373	3041 North Main Street	Las Cruces	NM
20.	CVS Caremark	2478	6342 E. Admiral Pl N	Tulsa	OK
21.	CVS Caremark	2386	1405 N. Highland Ave	Jackson	TN
22.	CVS Caremark	3743	110 Majestic Grove Road	Knoxville	TN
23.	CVS Caremark	6955	8027 Kitty Hawk	Converse	TX
24.	CVS Caremark	4820	100 North Dumas Avenue	Dumas	TX
25.	CVS Caremark	835	103 West Edinburg Ave	Elsa	TX
26.	CVS Caremark	7455	700 W. Seminary Dr.	Ft. Worth	TX

Second Amendment to Purchase and Sale Agreement
Exhibit D

27.	CVS Caremark	2391	15607 Chase Hill Blvd	San Antonio	TX
28.	CVS Caremark	4109	12835 Potranco Rd	San Antonio	TX
29.	CVS Caremark	7307	2018 Culebra Road	San Antonio	TX
30.	CVS Caremark	4827	100 E Fm 495	San Juan	TX
31.	CVS Caremark	6146	4261 E. Little Creek Road	Norfolk	VA
32.	CVS Caremark	5501	3555 Airline Blvd Rd (sec)	Portsmouth	VA
33.	CVS Caremark	7577	4126 Plantation Road Ne	Roanoke	VA
34.	CVS Caremark	3052	310 South Rosemount Rd.	Virginia Beach	VA
35.	CVS Caremark	2224	7529 Richmond Highway	Williamsburg	VA
36.	First Bank (Homebanc)		7600 Us Highway 19 N	Pinellas Park	FL
37.	Huntington National Bank		36 W. Jefferson St.	Jefferson	OH
38.	Huntington National Bank (US Bank)		328 Main Street	Conneaut	OH
39.	Morgan’s Food’s	51	5130 Clairton Blvd.	Pittsburgh	PA
40.	Morgan’s Food’s	351	207 Marshall Street	Benwood	WV
41.	US Bank (formerly Key Bank)		118 Front Street	Berea	OH

Second Amendment to Purchase and Sale Agreement
Exhibit D

Exhibit E

Third Closing Properties

	Tenant (for reference purposes only)	Store # (for reference purposes only)	Address	City	State
1.	Bank of America		710 W. Main Street	Merced	CA
2.	Bank of America		162 College Street	Asheville	NC
3.	Bank of America		8008 Blair Road	Charlotte	NC
4.	Bank of America/ Mid Rogue IPA Holding Company		735 S.E. 6th St.	Grants Pass	OR
5.	BB&T Corporation		501 Alabama Avenue	Bremen	GA
6.	BB&T Corporation		105 S. Main Street	Sylvania	GA
7.	BB&T Corporation		900 East First Street	Vidalia	GA
8.	BB&T Corporation		801 East Williams Street	Apex	NC
9.	BB&T Corporation		220 South Main Street	Graham	NC
10.	BB&T Corporation		1303 East Main Street	Havelock	NC
11.	BB&T Corporation		375 South Front Street	New Bern	NC
12.	BB&T Corporation		102 West Main Street	Plymouth	NC
13.	BB&T Corporation		223 West Nash Blvd	Wilson	NC
14.	Buffets Inc. (Family Properties)	314	1855 South Stapley Drive	Mesa	AZ
15.	Buffets Inc. (Family Properties)	722	390 West Main Street	El Cajon	CA
16.	Buffets Inc. (Family Properties)	322	Arroyo Circle Retail	Gilroy	CA
17.	Buffets Inc. (Family Properties)	804	12139 Hawthorne Blvd.	Hawthorne	CA
18.	Buffets Inc. (Family Properties)	764	721 West Olive Avenue	Merced	CA
19.	Buffets Inc. (Family Properties)	788	Shopping At The Rose, Phase II	Oxnard	CA
20.	Buffets Inc. (Family Properties)	262	10910 Foothill Boulevard	Rancho Cucamonga	CA
21.	Buffets Inc. (Family Properties)	753	127 West Valley	Rialto	CA
22.	Buffets Inc. (Family Properties)	336	SLO Promenade	San Luis Obispo	CA
23.	Buffets Inc. (Family Properties)	759	288 Rancheros Drive	San Marcos	CA
24.	Buffets Inc. (Family Properties)	785	1431 South Bradley Road	Santa Maria	CA

25.	Buffets Inc. (Family Properties)	720	265 Town Center Parkway	Santee	CA
26.	Buffets Inc. (Family Properties)	298	1655 Countryside Drive	Turlock	CA
27.	Buffets Inc. (Family Properties)	313	Hometown Plaza	Vacaville	CA
28.	Buffets Inc. (Family Properties)	209	7475 Park Meadows Drive	Littleton	CO
29.	Buffets Inc. (Family Properties)	794	1325 New Churchman Road	Newark	DE
30.	Buffets Inc. (Family Properties)	294	2310 South University	Davie	FL
31.	Buffets Inc. (Family Properties)	773	Hickory Point Plaza	Forsyth	IL
32.	Buffets Inc. (Family Properties)	770	5001 Big Hollow Rd	Peoria	IL
33.	Buffets Inc. (Family Properties)	786	1350 Hurfville Road	Deptford	NJ
34.	Buffets Inc. (Family Properties)	777	Hq Shopping Plaza	Columbus	OH
35.	Buffets Inc. (Family Properties)	253	500 Commerce Blvd.	Dickson City	PA
36.	Buffets Inc. (Family Properties)	247	1090 East Lancaster Avenue	Downingtown	PA
37.	Buffets Inc. (Family Properties)	280	Red Rose Commons	Lancaster	PA
38.	Buffets Inc. (Family Properties)	756	4640 Roosevelt Blvd Retail Center	Philadelphia	PA
39.	Buffets Inc. (Family Properties)	327	Creekview Shopping Center	Warrington	PA
40.	Buffets Inc. (Family Properties)	726	9120 Viscount Blvd	El Paso	TX
41.	Buffets Inc. (Ryan’s)	144	4373 Courtney Drive	Tuscaloosa	AL
42.	Buffets Inc. (Ryan’s)	379	3608 E Race Avenue	Searcy	AR
43.	Buffets Inc. (Ryan’s)	256	1850 Empire Avenue	Burbank	CA
44.	Buffets Inc. (Ryan’s)	736	6705 North Fallbrook	Canoga Park	CA
45.	Buffets Inc. (Ryan’s)	269	3617 W Shaw Avenue	Fresno	CA
46.	Buffets Inc. (Ryan’s)	258	3102 East Imperial Highway	Lynwood	CA
47.	Buffets Inc. (Ryan’s)	426	17830 Garland Groh Blvd.	Hagerstown	MD
48.	Buffets Inc. (Ryan’s)	375	1321 Preacher Roe Blvd.	West Plains	MO
49.	Buffets Inc. (Ryan’s)	457	400 Chippewa Towne Centre	Beaver Falls	PA
50.	Buffets Inc. (Ryan’s)	248	650 Commerce Boulevard	Fairless Hills	PA
51.	Buffets Inc. (Ryan’s)	465	6476 Carlisle Pike	Mechanicsburg	PA
52.	Buffets Inc. (Ryan’s)	392	5579 Sunset Blvd.	Lexington	SC
53.	Buffets Inc. (Ryan’s)	138	1314 N. Main Street	Summerville	SC

54.	Buffets Inc. (Ryan’s)	811	2513 Main Street	Union Gap	WA
55.	Buffets Inc. (Ryan’s)	418	103 R H L Blvd	Charleston	WV
56.	Buffets Inc. (Ryan’s)	416	519 Emily Drive	Clarksburg	WV
57.	Encanto Restaurant Group	503	Pr Road No. 167, Urb. Country Est	Bayamon	PR
58.	Encanto Restaurant Group	518	Corner Pr State Rd. 172 & Asturi	Caguas	PR
59.	Encanto Restaurant Group	514	Pr Road No. 3, Carolina Industrial	Carolina	PR
60.	Encanto Restaurant Group	532	Corner Of 65th Infantry & 31st St	Carolina	PR
61.	Encanto Restaurant Group		Corner Of 65th Infantry & 31st St.	Carolina	PR
62.	Encanto Restaurant Group	624	Pr Road No. 187, Km 1.0	Carolina	PR
63.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
64.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
65.	Encanto Restaurant Group		Pr Road No. 187, Km 1.0	Carolina	PR
66.	Encanto Restaurant Group	546	State Rd. No. 3, Km 46.0	Fajardo	PR
67.	Encanto Restaurant Group	639	Pr Road No. 3, Km 135.3	Guayama	PR
68.	Encanto Restaurant Group	504	Corner Of Barbosa & America St.	Hato Rey	PR
69.	Encanto Restaurant Group	529	Post Street, Miladero Ward	Mayaguez	PR
70.	Encanto Restaurant Group	527	Pr Road No. 2, Km 26.6, San Ant	Ponce	PR
71.	Encanto Restaurant Group	622	Pr Road No. 2, Km 260.4	Ponce	PR
72.	Encanto Restaurant Group	559	1251 Jesus T. Piñero Ave.	Puerto Nuevo	PR
73.	Encanto Restaurant Group	636	Pr Road No. 102, Km 204.8	San German	PR
74.	Encanto Restaurant Group	512	115 Amazonas St., Urb. El Paraiso	San Juan	PR
75.	Encanto Restaurant Group	516	Muñoz Rivera Ave & San Juan Baut	San Juan	PR
76.	Encanto Restaurant Group	506	Corner Of Loiza & Corchado St.	Santurce	PR
77.	Encanto Restaurant Group	644	T-1569 Bouldvard Ave., Levittown	Toa Baja	PR
78.	Encanto Restaurant Group	523	Pr Road No. 2, Cabo Caribe Ward	Vega Baja	PR
79.	General Electric		1800 Nelson	Longmont	CO

80.	Goodyear Tire & Rubber		201 King Mill Court	McDonough	GA
81.	Goodyear Tire & Rubber		500 Business Center Drive	Stockbridge	GA
82.	Goodyear Tire & Rubber		3095 Corporate Drive	DeKalb	IL
83.	Goodyear Tire & Rubber		2750 Creekside Parkway	Lockbourne	OH
84.	Goodyear Tire & Rubber		300 South Salem Church Road	West Manchester	PA
85.	Goodyear Tire & Rubber		301 Apache Trail	Terrell	TX
86.	PNC Bank		22 N. Broad St	Woodbury	NJ
87.	PNC Bank		5727 Madison Road	Cincinnati	OH
88.	Rite Aid Corporation	4617	101 Asbury	Talladega	AL
89.	Rite Aid Corporation	11175	1999 Pulaski Highway	Bear	DE
90.	Rite Aid Corporation	11726	4005 Lawrenceville Hgwy.	Tucker	GA
91.	Rite Aid Corporation	2080	37 E Main St.	Dover-foxcroft	ME
92.	Rite Aid Corporation	3894	355 Main St.	Fort Fairfield	ME
93.	Rite Aid Corporation	2800	84 E Main St	Fort Kent	ME
94.	Rite Aid Corporation	3900	21 Main St	Van Buren	ME
95.	Rite Aid Corporation	11328	2127 Chapel Hill Rd.	Burlington	NC
96.	Rite Aid Corporation	4166	360 Summer St.	Bristol	NH
97.	Rite Aid Corporation	4800	10 Main St.	Winchester	NH
98.	Rite Aid Corporation	2373	21991 State Rte 51 W.	Genoa	OH
99.	Rite Aid Corporation	2380	975 Market St.	Meadville	PA
100.	SAAB Sensis Corporation		85 Collamer Crossing Pkwy	Syracuse	NY
101.	Sailormen	3	3285 NW 183rd Street	Miami	FL
102.	Sailormen	29	814 E. Cervantes Street	Pensacola	FL
103.	Sailormen	97	2337 Green Street	Tampa	FL
104.	Sailormen		747 Sunset Dr.	Grenada	MS
105.	Sovereign Bank		236 W. St. George Ave	Linden	NJ
106.	Sovereign Bank		313 Cypress Street	Kennett Square	PA
107.	State of Colorado		2121 Miller Dr.	Longmont	CO
108.	State of Colorado		2190 Miller Dr.	Longmont	CO
109.	US Bank		5007 Turney Road	Garfield Heights	OH
110.	Wells Fargo		244 Radcliffe St	Bristol	PA
111.	Wells Fargo		801 Cumberland St	Lebanon	PA
112.	Western Digital		5853 Rue Ferrari Dr	San Jose	CA
113.	Western Digital		5863 Rue Ferrari Dr	San Jose	CA